SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 9, 1999
                                                          ------------

                                NTL INCORPORATED
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-25691                     13-4051921
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)



110 East 59th Street, New York, New York                           10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets
------    ------------------------------------

     On July 9, 1999, NTL Incorporated ("NTL") announced that it had completed the acquisition of Cablelink Limited, Ireland's largest cable television provider. This major strategic expansion makes NTL the largest broadband telecommunications provider in the UK and Ireland with a subscriber base of approximately 1.8 million. The purchase price was 535.180 million Irish Punts (approximately US$695 million; 445 million UK Pounds).

Item 5.   Other Events.
------    ------------

     (A) On July 15, 1999, NTL announced that it had reached a series of agreements with France Telecom regarding strategic business opportunities in the United Kingdom. As part of these agreements, France Telecom agreed to make an initial investment of $1.0 billion in NTL, which will represent, on conversion, approximately 10% of NTL's then outstanding common stock.

     Under the terms of the agreement, France Telecom will purchase 750,000 shares of $1,000 par value 5% preferred stock, convertible into common stock at $125 per share and approximately 2.7 million shares of common stock at $92.50 per share. Closing of this purchase is conditional upon normal closing conditions, and it is anticipated to occur by the end of July 1999.


     (B) On July 15, 1999, NTL confirmed rumors that it has been in discussions with Cable and Wireless about a possible transaction by which certain assets of Cable and Wireless Communications would be merged with NTL.


Item 7.   Financial Statements and Exhibits
------    ---------------------------------

          Exhibits

     99.1 Press release, issued July 9, 1999

     99.2 Press release, issued July 15, 1999

     99.3 Press release, issued July 15, 1999

     99.4 Press release, issued July 15, 1999

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          NTL INCORPORATED
                                            (Registrant)


                                          By: /s/ Richard J. Lubasch
                                          -------------------------------------
                                          Name:  Richard J. Lubasch
                                          Title: Executive Vice President-
                                                   General Counsel


Dated: July 16, 1999

                                  EXHIBIT INDEX



Exhibit                                                                   Page

  99.1    Press release, issued July 9, 1999

  99.2    Press release, issued July 15, 1999

  99.3    Press release, issued July 15, 1999

  99.4    Press release, issued July 15, 1999